Exhibit 10.13

APIMEDS PHARMACEUTICALS US, INC.

Promissory Note

$100,000.00	June 3, 2022

FOR VALUE RECEIVED, APIMEDS PHARMACEUTICALS US, INC., a Delaware limited liability company (“Maker”), promises to pay to the order of INSCOBEE, INC., a South Korean company (“Payee”), at such place as Payee may from time to time designate, the principal sum of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) (the “Loan”), together with interest on the unpaid principal balance outstanding from time to time, all as hereinafter set forth. Payments of both principal and interest shall be paid in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues.

1. Use of Loan Proceeds. The proceeds of the Loan shall be used by Maker for repayment of outstanding fees and expenses and other general working capital purposes.

2. Interest. Interest on the outstanding principal balance of the Loan shall accrue at a rate equal to five percent (5%) per annum (the “Interest Rate”) and shall be computed on the actual number of days outstanding based on a three hundred sixty-five (365) day year. Interest on the outstanding principal balance of the Loan shall accrue and be payable on the Maturity Date (as defined below).

3. Loan Term. The entire outstanding principal balance of and all accrued and unpaid interest thereon shall be due upon the earlier of (i) the closing of an equity financing by Maker with gross proceeds to the Company of at least $3,000,000 (the “Closing Date”); and (ii) July 15, 2022 (the earlier of such dates, the “Maturity Date”). In the event the Maturity Date is the Closing Date, within five (5) business days following the Closing Date, any outstanding principal balance of the Loan not previously used by Maker shall be paid to Payee, and the remaining outstanding principal balance of the Loan, together with all accrued and unpaid interest on the principal balance of the Loan up to and including the Closing Date, shall be paid to Payee in four (4) equal monthly installments commencing on the date which is thirty (30) days following the Closing. In the event July 15, 2022 is the Maturity Date, a single payment for the entire outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

4. Prepayment. This Promissory Note (this “Note”) may be prepaid, without penalty or premium, which consent shall not be unreasonably withheld, delayed or conditioned. Any prepayment shall be accompanied by payment of all unpaid late payment penalties, if any, which are due plus all accrued and unpaid interest due as of the date of such prepayment. All partial prepayments of principal shall be applied to any principal installment payments in the inverse order of their maturity.

5. Events of Default; Acceleration. If any payment due hereunder is not paid within five (5) days after the date that the amount was due, a default interest rate of the Interest Rate plus five percent (5%) shall be assessed against the defaulted payment (and any future defaults) until such payment (and any future defaulted payments) is made in full to Payee. In addition, Payee, in Payee’s sole discretion and without notice or demand, may declare the entire unpaid principal balance plus accrued interest and all other sums due hereunder immediately due and payable. Failure by Payee to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding any other provision contained herein, if, at any time, any rate of interest charged under this Note shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable law, for such time as such rate of interest would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permitted under such laws.

6. Costs and Expenses; Waiver by Maker. Maker shall pay to Payee and reimburse Payee for any and all costs and expenses, including attorney’s fees and court costs, if any, incurred by Payee to enforce or collect this Note. Maker waives presentment, protest and demand, notice of protest, notice of dishonor and nonpayment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of any Maker hereunder.

7. Cumulative Remedies; No Waiver by Payee. The rights and remedies of Payee hereunder shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

8. Evidence of Indebtedness. This Note is given and accepted as evidence of indebtedness only, and not in payment or satisfaction of any indebtedness or obligation.

9. Headings. The headings used in this Note are for convenience only and are not to be interpreted as a part of this Note.

10. Governing Law. This Note, its validity, enforcement and interpretation, shall be governed by the laws of the State of Delaware, without regard to conflict of law principles. EACH PARTY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER, OR IN ANY PROCEEDING IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, AND EACH PARTY AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, AND THAT THE OTHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY. EACH PARTY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

11. CONFESSION OF JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE STATE OF DELAWARE, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR MAKER IN ANY ACTION BROUGHT AGAINST MAKER ON THIS NOTE, WITH OR WITHOUT DECLARATION FILED, AS TO ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR THE ENTIRE UNPAID PRINCIPAL AND INTEREST OF THIS NOTE AND ALL OTHER SUMS PAID BY PAYEE ON BEHALF OF MAKER TO OR ON BEHALF OF PAYEE PURSUANT TO THE TERMS OF THIS NOTE AND ALL ARREARAGES OF INTEREST THEREON, INCLUDING BUT NOT LIMITED TO REASONABLE COUNSEL FEES TOGETHER WITH COSTS OF SUIT; AND MAKER HEREBY RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SAID ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. MAKER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREINAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR TO CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS PAYEE SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO PAYEE UNDER THIS NOTE SHALL HAVE BEEN PAID IN FULL.

MAKER, IN GRANTING THE WARRANT OF ATTORNEY TO CONFESS JUDGMENT, HEREBY ACKNOWLEDGES THAT, WITH RESPECT TO THE ENTRY OF JUDGMENT AUTHORIZED BY THE WARRANT OF ATTORNEY HEREIN, MAKER KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY, WAIVES ANY AND ALL RIGHTS WHICH MAKER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING PRIOR TO THE ENTRY OF SUCH JUDGMENT. IN ADDITION, MAKER ACKNOWLEDGES THAT: (I) MAKER HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THIS NOTE; AND (II) IN THE EVENT PAYEE EXERCISES THE WARRANT OF ATTORNEY GRANTED HEREIN, SUCH ACTION MAY BE ADVERSE TO MAKER’S INTERESTS. MAKER HEREBY EXPRESSLY WAIVES THE DUTIES THAT MAY BE IMPOSED UPON PAYEE PURSUANT TO STATE LAW IN EXERCISING ITS RIGHTS HEREUNDER.

12. Successors and Assigns. This Note shall bind Maker and the successors and assigns of Maker and the benefits hereof shall inure to the benefit of Payee and its successors and assigns. All references herein to “Maker” shall be deemed to apply to Maker and to the successors and assigns of Maker, and all references herein to “Payee” shall be deemed to apply to Payee and its successors and assigns.

13. Legal Counsel. This Note has been prepared by the firm of Royer Cooper Cohen Braunfeld LLC at the request of Maker. Payee acknowledges that it has had an opportunity to obtain independent legal counsel with respect to the matters set forth in this Note.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker and Payee have executed this Note as of the date first written above.

MAKER:

APIMEDS PHARMACEUTICALS US, INC.

By:	/s/ Scott Hollander
Name:	Scott Hollander
Title:	Chief Executive Officer

Accepted and agreed on the date hereof by:

PAYEE:

INSCOBEE, INC.

By:	/s/ Jakap Koo
Name:	Jakap Koo
Title:	CEO

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